Exhibit 10.28

This Indenture                              State of New York         )
                                            County of                 )ss.:
Made the 9th day of October                 Recorded on the __ day of _______
Nineteen Hundred and Ninety-Seven           A.D., 19__ at _____ o'clock ___M
                                            in liber ____ of Deeds at Page ____
                                            and examined.
                                                                       Clerk

Between

SPURLOCK ADHESIVES, INC., a corporation having an address of 5090 General Mahone Highway, Waverly, Virginia 23890,

                                                    party of the first part, and

COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation having an address of Saratoga County Municipal Center, 40 McMaster Street, Ballston Spa, New York 12020

                                                       party of the second part,

         Witnesseth that the party of the first part, in consideration of Ten Dollars ($10.00) lawful money of the United States and other good and valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, its successors and assigns forever, all

         THAT TRACT OR PARCEL OF LAND, situate in the Town of Moreau, County of Saratoga and State of New York more fully described as Lot Number 3 as shown on subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on March 18, 1992 in drawer #M-348 A-Z and AA-DD; and as modified by revised subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on February 16, 1994 in drawer #M-398, A-S and being further bounded and described as follows:

         BEGINNING at a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence from said point of beginning along said common division line the following five (5) courses and distances:
     1) North 90 deg. 00 min. 00 sec. East, 347.86 feet to a point marked with a capped iron rod found;
     2) South 00 deg. 00 min. 00 sec. West, 32.63 feet to a point marked with a capped iron rod found;
     3) North 90 deg. 00 min. 00 sec. East, 191.52 feet to a point marked with a capped iron rod found;
     4) North 00 deg. 00 min. 00 sec. East, 32.63 feet to a point marked with a capped iron rod found;
     5) North 90 deg. 00 min. 00 sec. East, 680.17 feet to the point of intersection of the westerly line of Lot No. 5 with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence along said westerly line, South 16 deg. 10 min. 56 sec. West, 102.04 feet to a point in the northwesterly line of lands of The State of New York as shown on said map, said point also being at the 145 foot elevation; thence along said northwesterly and the westerly line of lands of The State of New York as it winds and turns along the 145 foot elevation in a southerly direction 712 +/- feet to the point of intersection of said westerly line of lands of The State of New York with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map, the last course having a tie-line of South 33 deg. 02 min. 30 sec. West, 699.47 feet; thence along said common division line, South 90 deg. 00 min. 00 sec. West, 865.65 feet to a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map; thence along said easterly line in a northerly direction the following four (4) courses and distances:
     1) North 00 deg. 00 min. 00 sec. West, 116.35 feet to a point of curvature;
     2) Along a curve to the right an arc length of 464.05 feet to a point of tangency, said curve having a radius of 2,773.32 feet and a delta angle of 09 deg. 35 min. 13 sec.;
     3)  North 09 deg. 35 min. 13 sec. East, 50.00 feet to a point of curvature;
     4) Along a curve to the left an arc length of 57.49 feet to the point or place of beginning, said curve having a radius of 2,294.42 feet and a delta angle of 01 deg. 26 min. 08 sec., said parcel containing 16.37 +/- acres of land and being Lot No. 3 as shown on said map.

         BEING the same premises conveyed by deed dated August 13, 1997 from Town of Moreau to Spurlock Adhesives Incorporated and recorded in the Saratoga County Clerk's Office on August 19, 1997 in Book 1468 of Deeds at Page 770.

         SUBJECT TO ALL EASEMENTS OF RECORD.

         THIS CONVEYANCE DOES NOT CONSTITUTE ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTY OF THE FIRST PART AND HAS BEEN MADE IN THE ORDINARY COURSE OF BUSINESS OF THE PARTY OF THE FIRST PART.

         Together with the appurtenances and all the estate and rights of the party of the first part in and to said premises,

         To have and to hold the premises herein granted unto the party of the second part, its heirs and assigns forever.

         And said party of the first part covenants as follows:

         First, That the party of the second part shall quietly enjoy said premises;

         Second, That said party of the first part will forever Warrant the title to said premises.

         Third, That, in Compliance with Sec. 13 of the Lien Law, the grantor will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

         In Witness Whereof, the party of the first part has hereunto set its hand the day and year first above written.

In Presence of                            SPURLOCK ADHESIVES, INC.


                                          By: /s/ Phillip S. Sumpter
                                              -----------------------------
                                          Name: Phillip S. Sumpter
                                                ---------------------------
                                          Title: Executive Vice President
                                                 --------------------------



State of New York          )
                           )ss.:
County of SARATOGA         )

                  On   this  9th  day  of   October   Nineteen   Hundred   and
Ninety-Seven, before me personally came Phillip S. Sumpter, to me known, who being by me duly sworn, did depose and say that he resides in Waverly, Virginia, that he is the Exec Vice President of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                /s/ Theresa C. Priest
                                                --------------------------------
                                                Notary Public

                                                       THERESA C. PRIEST
                                                Notary Public, State of New York
                                                 Washington County #01PR4921971
                                                Commission Expires Feb. 28, 1998




RECORD AND RETURN:

James A. Carminucci, Esq.
Lemery & Reid, P.C.
10 Railroad Place
Saratoga Springs, New York  12866